June 16, 2011 Investor Presentation Investor Presentation Exhibit 99.1

2
Forward Looking Statements
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act giving Capital One’s expectations or predictions of future financial or business performance or conditions.  Such forward-
looking statements include, but are not limited to, statements about the projected impact and benefits of the transaction involving Capital One and ING Direct, including future financial and operating results, the company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made, and Capital One assumes no duty to update forward-looking statements.
In addition to factors previously disclosed in our filings with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all; the possibility that modifications to the terms of the transactions may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the transaction; difficulties and delays in integrating Capital One’s and ING Direct’s businesses or fully realizing projected cost savings and other projected benefits of the transaction; business disruption during the pendency of or following the transaction; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction; and changes in asset quality and credit risk as a result of the transaction.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

3 • Transaction summary and strategic rationale • Financial overview

4
Transaction Summary
Transaction Summary
Transaction Value
Form of Consideration to
Approvals
Expected Closing
$9.0 Billion
1
Fixed Number of Capital One shares of approximately 55.9 million
(9.9% COF pro forma ownership)
Approved by both Boards
No Capital One or ING shareholder approval necessary
Federal Reserve Board and Dutch Central Bank and certain other regulatory approvals will be necessary
Late Q4 2011 / Early Q1 2012
Source of Funds Planned market equity raise prior to closing of approximately $2.0 billion to fund a portion of the cash payment to ING Group
Shareholder Agreement One ING Group representative added to Capital One Board
ING Group not permitted to sell Capital One shares before the later of
180 days after market equity raise and 90 days after closing
Footnotes:
1) Share consideration valued at COF 10-day average closing price of $50.07 for the period ending June 15, 2011.
2) If ING’s stock ownership would exceed 9.9% at closing, the excess will be paid in cash
Additional sources of cash consideration:
$0.5B financed through cash
$3.7B financed through planned issuance of Capital One senior debt
ING

Fixed cash amount of approximately $6.2 billion

The ING Direct acquisition delivers attractive
The ING Direct acquisition delivers attractive
financial results and long-term strategic value
financial results and long-term strategic value
• Accretive to EPS in 2012
• Mid-single digit EPS
accretion in 2013
• Accretive to tangible book
value per share
• ROIC > cost of capital in 2013
• IRR > 20%
• Buying without significant
premium reduces risks
Compelling Strategic
Value
Attractive Deal
Economics
• Industry-leading direct
banking franchise with
national reach
• 7 million young, high-
income, loyal customers
• $80 billion of low cost,
stable deposits
• Accretive to long-term
growth, returns, and capital
generation
Note: see “Financial Assumptions” in this presentation for underlying assumptions

$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Savings/
MMDA
ING Direct Deposits
B
Source: SNL Financial (FDIC), Company reports
Electric
Orange
Checking
Time
ING
ING
Direct
Direct
has
has
grown
grown
rapidly
rapidly
to
to
become
become
the
the
nation’s
nation’s 15
th
largest bank, and by far the largest direct banking franchise largest bank, and by far the largest direct banking franchise
16.2
71.8
60.6
47.2
77.7
75.0
40.0
28.8
9.3
2.9
.7

Mortgages and investment securities are ING Direct’s
Mortgages and investment securities are ING Direct’s
predominant assets
predominant assets
• $29.6B outstanding as of 3/31/11
– $28.7B Fair Value
– $0.9B HFI
• Majority are mortgage related
– $15.0B US Agency backed MBS
– $3.7B US Non-Agency MBS
– $8.4B US Treasuries and TLGP-backed
debt
– $1.3B ABS/CMBS
– $1.2B European government-backed
and supranationals
• ~88% rated AAA
• $40.7B outstanding as of 3/31/2011
• 62% of portfolio is 2008 or newer
vintages
• Average original LTV 66%
• 30-179 day delinquency rate of 1.2%
• Mostly 5 and 7 year ARMs
• Weighted average FICO
– Original = 755
– Current = 746
• Gross estimated credit mark of $1.7B
(~4% of loans)
Investment Securities Mortgage Loans

Capital synergy Deposit synergies
Opportunity to
swap higher-yield
Capital One loans
for ING assets
Achievable cost
synergies
Capital One can build on ING Direct’s franchise to realize
Capital One can build on ING Direct’s franchise to realize
greater value for customers, associates and shareholders
greater value for customers, associates and shareholders
Opportunity to
expand and
deepen
relationships with
large and loyal
customer base

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AND ASSOCIATES®

Certification and Distinguished Programs
J.D. POWER

The Global
Six Sigma
**Awards**
Celebrating Outstanding
Organizational Achievement

celebrating outstanding
organizational achievements

Capital One has been a successful player in
Capital One has been a successful player in
direct banking for over a decade
direct banking for over a decade
$6
$8
$9
$12
$14
$14
$14
$15
$21
$22
$27
$29
$0
$5
$10
$15
$20
$25
$30
$35
Capital One Direct Bank
Deposit Balances
$B

ING Direct’s all-in cost of deposits is competitive due
ING Direct’s all-in cost of deposits is competitive due
in large part to much lower non-interest expense
in large part to much lower non-interest expense
Interest Expense for Liquid
Deposits* (2010)
0.12%
1.11%
0.70%
0.21%
0.23% 0.23%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
ING DirectCapital
One
PNC USBank BofA JPMChase
0.51%
2.45%
1.75%
1.55%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
ING Direct Typical
Large Bank
Average
Typical
Large Bank
net of fees
Typical
Large Bank
net of fees
and Durbin
Non Interest Expense for
Liquid Deposits*
1
2
2
2
Source: Company Reports; *Liquid deposits includes non-interest deposits, NOW deposits, money market and savings
1 – Includes operating expenses and marketing for ING Direct, excludes mortgage and ShareBuilder. Data as of YE 2010.
2 - Based on BCG analysis

Capital One**
JPM Chase*
US Bank***
M&T*
B of A*
SunTrust**
Comerica*
People's***
Wells*
Citi*
First Horizon
PNC*
BB&T**
Regions*
Zions*
Fifth Third*
M&I*
Key*

We are a leader in deposit growth
We are a leader in deposit growth
Deposit Growth
Q1 2010 – Q1 2011
*   Excludes foreign deposits
**  Excludes brokered deposits.
*** Excludes impact from acquisitions.
Additional notes: B of A also excludes “negotiable CDs, public funds, and other time deposits” category. SunTrust excludes both foreign and brokered deposits.
Source: Company reports.
10.0%
9.0%
5.9%
5.3%
4.7%
4.6%
2.7%
2.6%
2.3%
1.9%
(0.5%)(0.5%)
(1.9%)
(2.4%)
(10.8%)
(2.5%)
(10.7%)
12.2%
-12%
-10%
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%

ING Direct deposit customers are exceptionally
ING Direct deposit customers are exceptionally
loyal
loyal
ING Direct Annual Customer Attrition
3% 3%
4%
3%
2% 2%
6%
5% 5% 5%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
5.8%
4.0%
16.2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
National average
(savings/MMA)
ING Direct Capital One
National Direct
Bank
Source: ING Direct; BAI Deposit Performance Benchmarking (May 2010)
Annual Customer Attrition
2007-2009 Average
average

50%
60%
70%
80%
90%
100%
110%
120%
130%
140%
1 2 3 4 5 6
ING Direct customers maintain and grow
ING Direct customers maintain and grow
balances over time
balances over time
*Includes certificate of deposit bookings
Source: ING Direct; BAI Deposit Performance Benchmarking (May 2010)
2005
2006
2007
2008
2009
ING Direct Balance View by Cohort*

B of A
Chase
Citi
Wells
COF + ING Direct
Discover
AmEx
US Bank
PNC
Schwab
TD Ameritrade
Regions
Citizens
BB&T
TD Bank
Fifth Third
SunTrust
Key
M&T
E*Trade

A handful of banks are breaking away from the pack
A handful of banks are breaking away from the pack
to build very large customer bases
to build very large customer bases
3
3
3
5 6
7
7
7
8
8
9
9
17
33
37
47
70
76
88
106
0
20
40
60
80
100
120
M
Number of Customer Accounts
12/31/2010
Data is U.S. Only for firms with large International presence (Citi, ING, TD Bank); May include account overlap both between segmented silos and within silos due to multiproduct relationships
Source: Company reports, Nilson

ING Direct’s customers are young and have
ING Direct’s customers are young and have
attractive income and potential
attractive income and potential
Notes: US households segmented by year of birth of primary head; Age breakdown is based on those responding each institution was his or her “Primary Bank or Credit Union”
Source: MacroMonitor
69%
59%
52%
40%
24%
11%
18%
23%
2%
12%
13%
16%
5%
18%
17%
21%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
ING Direct Capital
One Bank
Chase BofA
<47
48-56
57-64
65+
Household Age
28%
36%
29%
34%
38%
44%
39%
41%
41%
40%
19%
15%
18%
17%
15%
6%
5%
7%
5%
4%
3% 3%
5%
3% 3%
ING
Direct
BofA
Savings
Capital
One
Savings
Chase
Savings
Wells
Fargo
Savings
Income Distribution
<$50k
$50k-$99k
$150-$199k
$200k+
$100-$149k
Source: Lightspeed (Panel size 174,925)

ING Direct customers are avid supporters of the
ING Direct customers are avid supporters of the
franchise
franchise
58%
35%
34%
31%
30%
0%
10%
20%
30%
40%
50%
60%
70%
ING Direct Wells Chase BofA Citi
1 When asked if the customer would recommend their bank, NPS is defined as % scored 9 or 10 less % 1 to 6, scores out of 10
Source: NPS Benchmarking Study Results: Consumer Insights and Analytics (October 2010)
Net Promoter Score (“NPS”)
1
2010 Q3

Banking is increasingly moving to digital
Banking is increasingly moving to digital
channels
channels
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
Branch Banking
(at least once in
last 12 months)
Mobile Banking
ATM
Direct Deposit
Debit Cards
Remote Deposit
Capture
Source:  Federal Reserve, FRB Boston, FRB Philadelphia,  SRI Consulting, University of Michigan, Mintel,
Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal, Mercatus Analytics
Online Banking
(% of U.S.
banking
households)
Consumer Distribution Channel Penetration
Percent of U.S. Households, 1980-2009

ING Direct complements our advantaged access
ING Direct complements our advantaged access
to assets and local-scale banking with national
to assets and local-scale banking with national
reach
reach
• Commercial
• Small Business
• Consumer
National banking
reach
Local-scale banking
in attractive markets
• Industry-leading direct
banking franchise
• Direct brokerage
Advantaged
access to
assets
• Credit Card
• Auto Finance
• Other Consumer
Lending
Powerful national brand
Very large national customer base

Bank of America
Wells Fargo
JPM Chase
Citigroup
Capital One + ING Direct
U.S. Bancorp
PNC Financial
TD Bank
SunTrust
BB&T
HSBC
Regions
RBS Citizens
Fifth Third
BNY Mellon
KeyCorp
M&T
BNP Par./BankWest
BBVA

$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
Total U.S. Domestic Deposits
As of 12/31/2010
Source: SNL Financial
$B
With ING Direct we become the
With ING Direct we become the 5
th
largest U.S.
largest U.S.
bank
bank

Capital One + ING Direct
USAA
AmEx
Schwab
Ally
Discover
E*Trade
Everbank
Emigrant

$93
$7
$7
$9
$9
$10
$20
$22
$28
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
With ING Direct we become the largest direct
With ING Direct we become the largest direct
bank
bank
Direct U.S. Banks: Liquid Domestic Deposits
As of 12/31/2010
Source: SNL Financial, Company reports
$B

Acquiring fully
marked  balance
sheet without
paying significant
premium
Demonstrated
capability to
effectively mark
and manage
mortgage loans
Modest cost
reduction targets
Transaction risks are low
Transaction risks are low
Strong cultural
alignment

22 • Transaction summary and strategic rationale • Financial overview

Transaction Summary
Transaction Summary
Transaction Value
Form of Consideration to
ING
1
Approvals
Expected Closing
$9.0 Billion
1
Fixed Number of Capital One shares of approximately 55.9 million
(9.9% COF pro forma ownership)
Fixed cash amount of approximately $6.2 billion
2
Approved by both Boards
No Capital One or ING shareholder approval necessary
Federal Reserve and Dutch Central Bank regulatory and certain other approvals will be necessary
Late Q4 2011 / Early Q1 2012
Source of Funds Planned market equity raise prior to closing of approximately $2.0 billion to fund a portion of the cash payment to ING Group
Shareholder Agreement One ING Group representative added to Capital One Board
ING Group not permitted to sell Capital One shares before the later of
180 days after market equity raise and 90 days after closing
Footnotes:
Additional sources of cash consideration:
$0.5B financed through cash
$3.7B financed through planned issuance of Capital One senior debt
1)    Share consideration valued at COF 10-day average closing price of $50.07 for the period ending June 15, 2011.
2)     If ING’s stock ownership would exceed 9.9%  at  closing, the excess will be paid in cash

Financial Assumptions
Financial Assumptions
Earnings
1
Intangibles + Goodwill
3
Restructuring charges
and transaction costs
Dividends
COF: IBES EPS estimates through 2013
ING Direct: Baseline annual earnings of $630MM
1
Goodwill of $975MM
Core deposit intangibles of $455MM
Other identifiable intangibles of $240MM
$210MM
Capital One current dividend level maintained, subject to Capital One board review
Synergies Base case includes cost and modest funding synergies
Upside potential from balance sheet repositioning, cross-sell, and additional funding synergies
See next
page
Gross Credit Mark
2
Gross credit mark of $1.7B (~4.2% of loans)
Footnotes:
1) Estimated $630MM adjusted pre-provision NIAT for the 12 months ended March 31, 2011 excludes loss on debt extinguishment, AFS securities sales, OTTI, and incorporates Capital One’s tax rate.
2) At 3/31/11.
3) Estimated at 12/31/11 transaction close.
Equity Planned market equity raise prior to closing of approximately $2.0B

We believe there is upside potential from our modeled
We believe there is upside potential from our modeled
synergies
synergies
Cost Savings
Cross-Sell
Deposit / Funding
Optimization
Balance Sheet
Repositioning
• Consolidation of direct banking and
mortgage platform
• Infrastructure / data center savings
• Corporate systems rationalization
• Staff function consolidation
• ShareBuilder online brokerage
• Capital One Venture card
• Volume / deposit mix opportunities
in combined portfolio
• Replace planned ING Direct
assets with additional card, auto,
and commercial assets
2013 Modeled Impact
Long-Term Potential
Run-Rate
$90MM
(~12% of ING Direct’s
costs)
$90MM
None Included $50-70MM
10 bps
$200MM
15-25 bps
$300MM to $450MM
None Included
$75-140MM
Pre-Tax Annual Synergies

Attractive Financial Transaction
Attractive Financial Transaction
Strong Pro Forma Capital
Generation
Accretive Transaction
Attractive Shareholder
Returns
1
EPS accretive in 2012
Mid-single digit EPS accretion in 2013
Accretive to tangible book value per share at closing
IRR in excess of 20%
Return on Invested Capital exceeds cost of capital by 2013
Pro forma Tier 1 Common ratio of approximately 9% at estimated closing of 12/31/2011
Accretive to Tier 1 Common capital generation in 2013
Positive ROE Impact
Accretive to ROE in 2012
Attractive Valuation
Price to tangible book  multiple of 1.0x
Premium to core deposits of 0.4%
Note:  See “Financial Assumptions” in this presentation for underlying assumptions; IRR and ROIC calculations based on 6% TCE.

Combines valuable
ING Direct deposit
franchise with
Capital One’s
advantaged access
to assets
Accelerates winning
banking strategy
positioned where
the markets are
going
Strengthens our
customer franchise
and brand
Provides significant
financial and
strategic upside
with low risk
ING Direct is a game-changing acquisition that delivers
ING Direct is a game-changing acquisition that delivers
compelling financial results immediately and over the
compelling financial results immediately and over the
long-term
long-term
Compelling deal economics
and long-term value creation